SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                    DATE OF EVENT REQUIRING REPORT: 11/10/99

                               GoHealth.MD, Inc.
                           --------------------------
             (Exact name of registrant as specified in it charter)
                            Nugget Exploration, Inc.
                         -----------------------------
                          (Former name of registrant)
                                     NEVADA
                              --------------------
         (State or other jurisdiction of incorporation or organization)

                      0-10201                  83-0250943
                     ----------              -------------
          (Commission File Number)      (IRS Employer Identification Number)

              2051 Springdale Road, Cherry Hill, New Jersey 08003
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                 (800) 204-1902
                              -------------------
              (Registrant's telephone number, including area code)


ITEM 4    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          After the merger between a subsidiary of ours and GoHealth.MD Inc., a Delaware corporation, we retained the services of our merger partner's independent certified public accountant, Samuel Klein & Co., as of December 1, 1999, for all of our needs. Jones, Jensen & Company, our previous accountant, was dismissed by our board of directors on December 1, 1999, in connection with the November 10, 1999 merger. This dismissal was unrelated to Jones, Jensen & Company's competence, practices and procedures. Jones, Jensen & Company's financial statement reports did not contain any adverse opinion or disclaimer of opinion, but did include a going concern paragraph. Furthermore, there were no disagreements with Jones, Jensen & Company during the two most recent fiscal years and any subsequent interim period up to the date of dismissal on any matter of accounting principles or practices financial statement disclosure or auditing scope or procedure, which if not resolved to Jones, Jenson & Company's satisfaction would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The letter from Jones, Jensen & Company confirming the foregoing is attached as an exhibit to this Form 8-K/A.

ITEM 7    FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               Exhibit No.              Description of Exhibit
               16                       Letter or Change in Certifying
                                        Accountant

                                   SIGNATURES
                              -------------------

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED THIS 14TH day of April, 2000

                                   GoHealth.MD, Inc.



                                   By:  /s/ Dr. Leonard Vernon
                                   Dr. Leonard Vernon, President




                               GOHEALTH.MD, INC.
                                 EXHIBIT INDEX

     Exhibit No.:                  Page                Description of Exhibit

     10                            *                   Letter or Change in
                                                       Certifying Accountant



April 13, 2000

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re:  Nugget Exploration, Inc., a Nevada corporation
     Commission File No.  0-10201

Ladies and Gentlemen:

We were previously the independent accountants for the Company and on July 21, 1999 we reported on the financial statements of the Company for the fiscal years ended May 31, 1999 and 1998. We were dismissed as the independent accountants of Nugget Exploration, Inc. on December 1, 1999.

We have read the Company's statements included under Item 4 of its Current Report on Form 8-K/A dated April 14, 2000 for an event which occurred on November 10, 1999 and have no disagreements with the disclosure made therein.

Very truly yours,



/s/ Jones Jensen & Company
Jones Jensen & Company